File Number 2-28097
Amendment to the Statement of Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

Supplement to The Enterprise Group of Funds, Inc.
Statement of Additional Information dated May 3, 2004.

This information reflects a change to the section, "Fund Manager
Arrangements".

On page 48, under the High-Yield Bond Fund, the "Fee Paid by the
Advisor to the Fund Manager as a Percentage of Average Daily Net
Assets" column is replaced with the following effective immediately:

0.30% for assets under management up to $100,000,000; 0.25% for assets above $100,000,000; and 0.20% for assets above
$200,000,000.

June 14, 2004